UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
January 17, 2011
Date of Report (Date of earliest event reported)

CLEARWIRE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-34196 (Commission File Number)	56-2408571 (IRS Employer Identification No.)

4400 Carillon Point, Kirkland, WA (Address of principal executive offices)	98033 (Zip Code)
Registrant’s telephone number, including area code: (425) 216-7600
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     On January 17, 2011, the Board of Directors (the “Board”) of Clearwire Corporation (the “Company”) elected John W. Stanton to serve as Chairman of the Board of the Company, effective immediately. This election fills the Chairman position left open by the resignation of the Company’s former Chairman, Craig O. McCaw, on December 31, 2010. Benjamin G. Wolff was previously appointed by the Board on January 6, 2011 to fill the Board position left open by Mr. McCaw’s departure. Mr. Stanton has served on the Company’s Board since November 2008. A copy of the press release issued by the Company regarding Mr. Stanton’s election is attached hereto as Exhibit 99.1.
Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.
     (d) Exhibits.

Exhibit No.	Description of Exhibit
99.1	Press Release dated January 18, 2011

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.

CLEARWIRE CORPORATION
Dated: January 18, 2011	By:	/s/ Broady R. Hodder
Broady R. Hodder
Senior Vice President and General Counsel